UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2024

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

915 Meeting Street, Suite 600 North Bethesda, Maryland	20852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CHH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

Restated Certificate of Incorporation

On May 16, 2024, Choice Hotels International, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) at which the Company’s shareholders voted, among other things, to approve an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation to provide for the exculpation of certain of the Company’s officers from liability in certain circumstances, as permitted by Delaware law, as further described in “Proposal No. 2—Approval of an Amendment to the Restated Certificate of Incorporation to Permit the Exculpation of Officers” in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 15, 2024 (the “2024 Proxy Statement”).

Following approval by the shareholders of the Amendment at the Annual Meeting, on May 16, 2024, the Company filed a Certificate of Amendment with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to give effect to the Amendment.

The foregoing summary description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Second Amended and Restated Bylaws

On May 15, 2024, the Board of Directors (the “Board”) of the Company approved an amendment and restatement of the Amended and Restated Bylaws of the Company (as so amended and restated, the “Amended Bylaws”), effective as of noon on May 16, 2024. Among other changes, the Amended Bylaws (i) update the procedures and information requirements for the nomination of persons for election to the Board and the proposal of business to be considered by shareholders, including to address matters relating to the universal proxy rules set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) update certain provisions to conform with amendments to the Delaware General Corporation Law, including to clarify that notices to shareholders or directors may be given by electronic means and that meetings of shareholders, the Board and its committees may be held by means of remote communication, (iii) establish the general voting standards, procedures and conduct of committees of the Board, (iv) permit any two authorized officers of the Company to sign stock certificates on behalf of the Company, instead of a specified list of officers, and (v) make certain other administrative, clarifying and conforming changes.

As a result of these amendments, a shareholder who wishes to nominate one or more persons for election to the Board at the 2025 Annual Meeting of Shareholders must follow the below procedures:

A shareholder who intends to nominate one or more persons for election to the Board at the 2025 Annual Meeting must deliver notice to the Company no later than March 17, 2025, but not prior to February 15, 2025. Such notice must set forth (a) the name and address of the shareholder who intends to make the nomination and the name, age, business address, residence address and principal occupation of the person or persons to be nominated, (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person (or through a qualified representative) at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming, such person or persons) relating to the nomination or nominations, (d) the class and number of shares of the Company which are beneficially owned by such shareholder and the person to be nominated as of the date of such shareholder’s notice and by any other shareholder known by such shareholder to financially support such shareholder’s nomination as of the date of such shareholder’s notice, (e) description of any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Company or with a value derived in whole or in part from the value of any class or series of shares of the Company, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Company or otherwise directly or indirectly owned beneficially by such shareholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Company, (f) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement or any associated proxy card filed pursuant to the proxy rules of the SEC, (g) the written consent of each nominee to serve as director of the Company if so elected and to be named in any proxy statement and any associated proxy card for the Company, and (h) a representation as to whether the shareholder intends to solicit proxies or votes representing at least 67% of the Voting Power (as defined in the Amended Bylaws) of shares entitled to vote on the election of directors in support of the person or persons nominated, in accordance with Rule 14a-19 of the Exchange Act.

The foregoing summary description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, four proposals were submitted to the Company’s shareholders. The final voting results of these proposals were as follows:

Proposal 1

The Company’s shareholders elected the following eleven directors to hold office for a term of one year ending at the 2025 Annual Meeting of Shareholders or until their respective successors are elected and qualified. The voting results are set forth below:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Brian B. Bainum	44,770,161	373,329	33,999	2,263,569
Stewart W. Bainum, Jr.	44,643,965	508,318	25,206	2,263,569
William L. Jews	44,675,270	487,767	14,452	2,263,569
Monte J. M. Koch	44,792,032	371,322	14,135	2,263,569
Liza K. Landsman	45,101,715	61,689	14,085	2,263,569
Patrick S. Pacious	44,838,223	325,194	14,072	2,263,569
Ervin R. Shames	43,140,459	2,022,733	14,297	2,263,569
Gordon A. Smith	44,791,422	371,081	14,986	2,263,569
Maureen D. Sullivan	44,824,201	339,389	13,899	2,263,569
John P. Tague	44,790,017	372,863	14,609	2,263,569
Donna F. Vieira	45,132,324	31,259	13,906	2,263,569

Proposal 2

The Company’s shareholders approved an amendment to the Company’s Restated Certificate of Incorporation to permit the exculpation of officers. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
43,387,110	1,724,328	66,051	2,263,569

Proposal 3

The Company’s shareholders approved an advisory vote on executive compensation of the Company’s named executive officers. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
44,778,133	359,721	39,635	2,263,569

Proposal 4

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results are set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
47,277,579	146,598	16,881	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment to the Restated Certificate of Incorporation of Choice Hotels International, Inc., dated May 16, 2024

3.2	Second Amended and Restated Bylaws of Choice Hotels International, Inc., dated as of May 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2024	/s/ Simone Wu
Simone Wu
Senior Vice President, General Counsel, Corporate Secretary & External Affairs